UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

______________________

SCHEDULE 14C

______________________

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

INSPIRE VETERINARY PARTNERS, INC.
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

☒	No Fee Required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

INSPIRE VETERINARY PARTNERS, INC.

780 Lynnhaven Parkway
Suite 400
Virginia Beach, Virginia 23452
(757) 734-5464

NOTICE OF ACTION TAKEN BY
WRITTEN CONSENT OF STOCKHOLDERS

To the Stockholders of Inspire Veterinary Partners, Inc.,

This Notice and accompanying Information Statement is being furnished to the stockholders of shares of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), of Inspire Veterinary Partners, Inc. (the “Company” or “Inspire”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with an action taken by the holders of a majority of the issued and outstanding voting securities of the Company (the “Majority Stockholders”). The purpose of this Information Statement is to inform the Company’s stockholders of certain actions taken by the written consent of the Majority Stockholders, dated as of March 25, 2025, in lieu of a meeting, and which will be effective at least twenty (20) calendar days from the first date of mailing this Information Statement. The written consent of Stockholders in lieu of a meeting authorizes the following corporate actions (together, the “Corporate Actions”):

(1)    To approve the potential issuance of the shares of Common Stock underlying the Series A and Series B warrants issued in the Company’s March 2025 registered direct offering, to the extent necessary, as required by and in accordance with Nasdaq Listing Rule 5635(d) that the majority of the shareholders of the Corporation in order to maintain compliance with the listing rules of The Nasdaq Stock Market LLC, (the “Share Issuance”).

The Board believes it would not be in the best interests of the Company and its stockholders to incur the costs of soliciting proxies or consents from additional stockholders in connection with these actions.

This Information Statement is being delivered in lieu of notice of a meeting of stockholders pursuant to Section 78.320(3) of the Nevada Revised Statutes (the “NRS”).

The consent we have received constitutes the only stockholder approval required under the NRS, our Amended and Restated Articles of Incorporation and our Second Amended and Restated Bylaws, to approve the Company’s actions in connection with the Share Issuance.

WE ARE NOT ASKING YOU FOR YOUR PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY IN CONNECTION WITH THIS ACTION

The effectiveness of the Majority Stockholders’ approval of the Share Issuance shall automatically take effect on the 20th day after this Information Statement is mailed or furnished to the stockholders of record as of May 13, 2025, which we refer to as the “Record Date”.

By order of the Board of Directors:
Kimball Carr
Chair, President and Chief Executive Officer
May 22, 2025

INFORMATION STATEMENT
OF
INSPIRE VETERINARY PARTNERS, INC.

May 22, 2025

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR YOUR PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY IN CONNECTION WITH THIS ACTION

Inspire Veterinary Partners, Inc., a Nevada corporation, with its principal executive offices located at 780 Lynnhaven Parkway, Suite 400, Virginia Beach, Virginia 23452, is sending you this Information Statement to notify you of an action that the holders of a majority of the issued and outstanding voting securities of the Company (the “Majority Stockholders”) have taken by written consent in lieu of a special meeting of stockholders.

References in this Information Statement to the “Company, “we,” “our,” “us,” and “Inspire” are to Inspire Veterinary Partners, Inc. and, to the extent applicable, its subsidiaries. The entire cost of furnishing this Information Statement will be borne by Inspire. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward the Information Statement to beneficial owners of the Class A Common Stock held of record by them. We are distributing this Information Statement in full satisfaction of any notice requirements it may have under Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable Nevada law.

INTERNET AVAILABILITY OF INFORMATION STATEMENT

We are using the internet as the primary means for furnishing this Information Statement on Schedule 14C to stockholders. Consequently, most stockholders will not receive paper copies of this Information statement. We will instead send these stockholders a Notice of Internet Availability with instructions for accessing this Information Statement on Schedule 14C online, The Notice of Internet Availability also provides information on how stockholders may obtain paper copies of our Information Statement on Schedule 14C if they so choose. We encourage stockholders to take advantage of the online availability of information statement materials, as we believe it helps in conserving natural resources and reduces our printing and mailing costs.

ACTIONS TAKEN

This Information Statement contains a description of the actions approved by the members of the Board of Directors of the Company and stockholders holding 80% of the voting power of the outstanding shares of our capital stock (the “Majority Stockholders”).

NASDAQ STOCK MARKET LLC, SPECIFICALLY NASDAQ LISTING RULE 5635(D)

March 2025 Registered Direct Offering

On March 25, 2025, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor, pursuant to which the Company agreed to issue and sell to the investor in a registered direct offering (the “Offering”) of 207,896 shares (the “Shares”) of Class A Common Stock (the “Common Stock”), pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 885,000 shares of Common Stock, five-year warrants (the “Series A Warrants”) to purchase up to 1,092,896 shares of Common Stock and eighteen-month warrants (the “Series B Warrants” and, together with the Series A Warrants, the “Common Warrants”) to purchase up to 1,092,896 shares of Common Stock. The Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-282355), which was declared effective by the Securities and Exchange Commission on October 11, 2024.

Each Share (or Pre-Funded Warrant in lieu thereof) was sold together with one Series A Warrant and one Series B Warrant. The public offering price was $1.83 per Share (or Pre-Funded Warrant in lieu thereof) and accompanying Common Warrants. The Pre-Funded Warrants are exercisable immediately, may be exercised at any time until exercised in full, and have an exercise price of $0.0001. A holder of the Pre-Funded Warrants will not have the right to exercise any portion of the Pre-Funded Warrants if the holder, together with its affiliates and certain related parties, would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise, which percentage may be increased or decreased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 9.99%.

Each Common Warrant has an exercise price per share of $1.83 and will be exercisable beginning on the effective date of stockholder approval of the issuance of the shares upon exercise of the Common Warrants (“Stockholder Approval Date”). The Series A Warrants will expire on the five year anniversary of the Stockholder Approval Date. The Series B Warrants will expire on the eighteen month anniversary of the Stockholder Approval Date. Under the terms of the Common Warrants, a holder will not be entitled to exercise any portion of any such warrant, if, upon giving effect to such exercise, the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates and certain related parties) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise, which percentage may be increased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 9.99%.

The Common Warrants will be exercisable only upon receipt of such stockholder approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market to permit the exercise of the Common Warrants and thus will be exercisable commencing 20 days following the mailing of this information statement.

On March 25, 2025, the Company also entered into a placement agent agreement (the “Placement Agreement”) with D. Boral Capital LLC, as the placement agent (the “Placement Agent”), in connection with the Offering. Pursuant to the terms of the Placement Agreement, the Company agreed to pay the Placement Agent a fee equal to 7% of the gross proceeds of the Offering and a non-accountable expense allowance equal to 1% of the gross proceeds of the Offering. The Company also agreed to reimburse the Placement Agent at the closing of the Offering, for expenses incurred, including disbursements of its legal counsel, in an amount not to exceed an aggregate of $100,000.

The Offering closed on March 26, 2025. The net proceeds to the Company from the Offering were approximately $2.0 million, before deducting fees and offering expenses associated with the Offering that are payable by the Company. The Pre-Funded Warrants were exercised upon closing of the offering.

Action Authorized and Approved

The action that was taken on March 25, 2025 by the Majority Stockholders was the approval of the potential issuance of the shares of Common Stock underlying the Common Warrants issued in the Offering. The Majority Stockholders collectively held 2,483,260 shares of Common Stock as of March 25, 2025.

Purpose of Approval

Since the total number of shares in the Offering, including the potential issuance of the shares underlying the Common Warrants, could be deemed a “20% Issuance,” the Company needed to obtain shareholder approval in connection with the Offering in order to comply with Nasdaq Listing Rule 5635(d). A “20% Issuance” is a transaction involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) which, alone or together with sales by officers, directors or substantial stockholders of the Company, equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance.

In order to comply with Nasdaq Listing Rule 5635(d), anticipate any shareholder approval required by Nasdaq as granted pursuant to Nasdaq Listing Rule 5101, and permit the holders to exercise the Common Warrants, the stockholders of the Company need to approve the potential issuance of the shares of our Common Stock underlying the Common Warrants.

Description of the Warrants

The following summary of certain terms and provisions of the Warrants is not complete and is subject to, and qualified in its entirety by the provisions of the forms of Warrant which were filed as exhibits to the Company’s Form 8-K filed with the SEC on March 26, 2025.

Duration and Exercise Price.    Each Warrant offered hereby will have an exercise price of $1.83 per share. The Warrants will be exercisable beginning on the Stockholder Approval Date. The Series A common stock purchase warrants will expire five years from the Stockholder Approval Date. The Series B common stock purchase warrants will expire eighteen months from the Stockholder Approval. The exercise price and number of shares of common stock issuable upon exercise of the Warrants is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our common stock and the exercise price. The Warrants will be issued separately from the common stock or pre-funded warrants, respectively, and may be transferred separately immediately thereafter. The Warrants will be issued in certificated form only. We intend to promptly seek stockholder approval for the issuance of share of common stock issuable upon exercise of the Warrants but we cannot assure you that such stockholder approval will be obtained. We have agreed with the investors in this offering that, if we do not obtain stockholder approval for the issuance of the shares of common stock upon exercise of the Warrants at the first stockholder meeting for such purpose after this offering, we will call a stockholder meeting every 90 days thereafter until the earlier of the date we obtain such approval or the Warrants are no longer outstanding.

Exercisability.    Subject to receipt of the Warrant Stockholder Approval, the Warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of shares of our common stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). A holder (together with its affiliates) may not exercise any portion of such holder’s Warrants to the extent that the holder would own more than 4.99% of the outstanding common stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to us, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s Warrants up to 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants. The ownership limit may be decreased upon notice from the holder to us.

Cashless Exercise.    If, at the time a holder exercises its warrants, a registration statement registering the issuance or resale of the shares of common stock underlying the Warrants under the Securities Act is not then effective or available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the Warrant.

Fundamental Transactions.    In the event of a fundamental transaction, as described in the Warrants and generally including any reorganization, recapitalization or reclassification of our shares of common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of 50% or more of the voting power represented by our outstanding shares of capital stock, any person or group becoming the beneficial owner of 50% or more of the voting power represented by our outstanding shares of capital stock, any merger with or into another entity or a tender offer or exchange offer approved by 50% or more of the voting power represented by our outstanding shares of capital, then upon any subsequent exercise of a warrant, the holder will have the right to receive as alternative consideration, for each share of our common stock that would have been issuable upon such exercise immediately prior to the occurrence of such fundamental transaction, the number of shares of common stock of the successor or acquiring corporation or of our company, if it is the surviving corporation, and any additional consideration receivable upon or as a result of such transaction by a holder of the number of shares of our common stock for which the Warrant is exercisable immediately prior to such event. Notwithstanding the foregoing, in the event of a fundamental transaction, the holders of the Warrants have the right to require us or a successor entity to redeem the Warrants for cash in the amount of the Black-Scholes Value (as defined in each Warrant) of the unexercised portion of the Warrants concurrently with or within 30 days following the consummation of a fundamental transaction.

However, in the event of a fundamental transaction which is not in our control, including a fundamental transaction not approved by our board of directors, the holders of the Warrants will only be entitled to receive from us or our successor entity, as of the date of consummation of such fundamental transaction the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of the Warrant that is being offered and paid to the holders of our common stock in connection with the fundamental transaction, whether that consideration is in the form of cash, stock or any combination of cash and stock, or whether the holders of our common stock are given the choice to receive alternative forms of consideration in connection with the fundamental transaction. If holders of our common stock are not offered or paid any consideration in the fundamental transaction, holders of common stock will be deemed to have received common stock of our successor entity.

Transferability.    Subject to applicable laws, a warrant may be transferred at the option of the holder upon surrender of the respective Warrant to us together with the appropriate instruments of transfer.

Fractional Shares.    No fractional shares of common stock will be issued upon the exercise of the Warrants. Rather, the number of shares of common stock to be issued will, at our election, either be rounded up to the next whole share or we will pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price.

Trading Market.    There is no established trading market for the Warrants, and we do not expect such a market to develop. We do not intend to apply to list the Warrants on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Warrants will be extremely limited.

No Rights as a Stockholder.    Except as otherwise provided in the Warrants or by virtue of the holder’s ownership of shares of our common stock, such holder of Warrants does not have the rights or privileges of a holder of our common stock, including any voting rights, until such holder exercises such holder’s Warrants.

Amendments.    The Warrants may be modified or amended with the written consent of the holder of such Warrant and us.

Governing Law.    The Warrants are governed by New York law.

Effective Date of Action by Written Consent

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the corporate action being taken pursuant to the written consent can become effective is 20 calendar days after the first mailing or other delivery of this Information Statement to holders of our Class A Common Stock as of the Record Date. On the 20th calendar day after the first mailing or other delivery of this Information Statement, the action taken by written consent of the Majority Stockholders described above will become effective. We recommend that you read this Information Statement in its entirety for a full description of the action approved by the holders of a majority of the voting power of our outstanding capital stock.

Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the approval of the Amendment.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None.

OUTSTANDING VOTING SECURITIES

The Company’s authorized capital stock consists of one hundred seventy million (170,000,000) shares of stock, consisting of three (3) classes of stock designated, respectively, as “Class A common stock,” “Class B common stock” and “Preferred Stock,” each such share having a par value of $0.0001 per share. The total number of authorized shares are: one hundred million (100,000,000) shares of Class A common stock; twenty million (20,000,000) shares of Class B common stock; and fifty million (50,000,000) shares of Preferred Stock.

As of the date of this Information Statement, there were 110 stockholders of record for our Class A common stock, 3 stockholders of record for our Class B common stock and 0 stockholders of record for our Series A preferred stock.

Class A Common Stock

Holders of our Class A common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. No holder of shares of Class A common stock has the right to cumulate votes.

Holders of our Class A common stock are entitled to receive dividends when and if declared by our board of directors out of funds legally available therefor, subject to any statutory or contractual restrictions on the payment of dividends and to any restrictions on the payment of dividends imposed by the terms of any outstanding shares of Preferred Stock.

Upon the liquidation, dissolution or winding up of the Company, after payment in full of all amounts required to be paid to creditors and to the holders of our Preferred Stock having liquidation preferences, if any, the holders of our Class A common stock are entitled to share, along with the holders of our Class A common stock and holders of Preferred Stock which are not entitled to any liquidation preference, ratably in all assets remaining.

Holders of Class A common stock have no preemptive or redemption rights and no right to convert their common stock into any other securities. All outstanding shares of Class B common stock are fully paid and non-assessable.

Class B Common Stock

Holders of our Class B common stock are entitled to twenty-five (25) votes for each share held of record on all matters submitted to a vote of stockholders. No holder of shares of Class B common stock has the right to cumulate votes.

Subject to the rights of holders of Preferred Stock having preference as to dividends, the holders of our Class A common stock are entitled to receive dividends when, as and if declared by our board of directors out of legally available funds.

Upon our liquidation, dissolution or winding up of the affairs of the Company, subject to any preference right of holder of the Preferred Stock of the Company, the holders of our Class B common stock shall share equally and ratably, along with the holders of our Class A common stock and holders of Preferred Stock which are not entitled to any liquidation preference, in the Company’s assets. The merger, conversion, exchange or consolidation of the Company is not deemed a liquidation, dissolution or winding up of the affairs of the Company.

Our Class B common stock may be convertible at the option of the holders, without the payment of additional consideration, at any time, into shares of Class A common stock at a conversion rate of one share of Class A common stock for each share of Class B common stock. The conversion rate of the Class B common stock will be adjusted proportionately if the Company, at any time or from time to time, (a) pays a dividend or makes a distribution for no consideration to holders of our Class A common stock, (b) subdivides (by stock split, recapitalization or otherwise) our outstanding Class A common stock into a greater number of shares, or (c) combines its outstanding Class A common stock into a smaller number of shares.

The holders of Class B common stock do not have any redemption or preemptive rights.

Preferred Stock

Pursuant to our articles of incorporation, our board of directors has the authority, without further action by the stockholders, to issue up to fifty million (50,000,000) shares of preferred stock, in one or more series. Our board of directors has the authority, without further action by the shareholders, to issue shares of preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions granted to or imposed upon the preferred stock. Preferred stock may be designated and issued without authorization of shareholders unless such authorization is required by applicable law, the rules of the principal market or other securities exchange on which our stock is then listed or admitted to trading.

Our board of directors may authorize the issuance of preferred stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of our Class A common stock or Class B common stock. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes could, under some circumstances, have the effect of delaying, deferring or preventing a change in control of the Company.

The description of preferred stock in this Information Statement is not complete. You should refer to any applicable certificate of designation for complete information.

All shares of preferred stock offered hereby will, when issued, be fully paid and nonassessable, including shares of preferred stock issued upon the exercise of preferred stock warrants or subscription rights, if any.

Series A preferred stock

Our board of directors amended our articles of incorporation on June 30, 2023 to authorize the issuance of Series A preferred stock (the “Series A preferred stock”) by the filing of a certificate of designation (as amended as of the date of this Information Statement, the “Series A Certificate of Designation”), with each such share having a stated value of $10.00 per share. The board further amended the articles of incorporation on November 7, 2023 to increase the number of shares of Series A preferred stock authorized under the Company’s articles of incorporation to two million (2,000,000) preferred shares of Series A preferred stock and to modify the minimal conversion price of the Series A preferred stock as described below.

Holders of shares of the Series A preferred stock are entitled to a liquidation preference in the event of any dissolution, liquidation or winding up of the Company equal to the stated value plus any accrued and unpaid dividends on such stock. Holders of shares of Series A preferred stock are also entitled to convert such shares at any time and from time, at the option of such holder, into a number of shares of Class A common stock equal to the stated value divided by a conversion price. The conversion price is equal to 60% of the dollar volume-weighted average price for shares for the Company’s Class A common stock for the three trading days immediately preceding the date of the conversion. However, the conversion price can never be less than $1.00 per-share.

The Series A Certificate of Designation also contains certain beneficial ownership limitations on the holders of the Series A preferred stock, as more fully described in the Series A Certificate of Designation. The holders of the Series A preferred stock have the right to vote on all matters submitted to a vote of shareholders on an as-if-converted basis together with the holders of shares of the Company’s Class A and Class B common stock, voting together as a single class.

Modification of Shareholder Rights

Pursuant to Nevada Revised Statutes Article 79.390, any amendment to the articles of incorporation (other than a change in number of authorized shares of class or series) to affect or modify shareholders’ rights requires (i) a resolution adopted by the board of directors setting forth the proposed amendment and submission of the proposed amendment to the stockholders for approval; (ii) affirmative vote of stockholders holding shares in the corporation representing at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, approving the amendment; and (iii) a certificate signed by an authorized officer setting forth the amendment, the vote by which the amendment was adopted, and filing of the certificate with the Secretary of State of Nevada.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of the Record Date, the number of shares of Common Stock beneficially owned by:

(i)     each of our named executive officers;

(ii)    each of our directors;

(iii)   all executive officers and directors as a group; and

(iv)   each person, entity or group (as that term is used in Section 13(d)(3) of the Exchange Act) known to the Company to be the beneficial owner of more than 5% of the outstanding common stock.

Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest.

The calculations of the applicable percentage of voting power include the beneficial ownership and also includes:

•        the voting power of 0 shares of Class A common stock that are potentially issuable upon conversion of shares of Series A preferred stock outstanding as of the date of this Information Statement; and

•        the voting power of 3,020,750 shares of Class B common stock outstanding as of the date of this Information Statement (each share of Class B common stock entitles the holder of record to twenty-five (25) votes on all matters submitted to a vote of stockholders).

Except as otherwise indicated, all shares are owned directly. Each indicated holder has sole voting power and sole investment power over the shares indicated in the table below:

Name and Address of Beneficial Owner(1)	Title	Class of Voting Stock Beneficially Owned	Number of Shares Beneficially Owned		% Owned	Total Combined % Voting
NAMED EXECUTIVE OFFICERS
Kimball Carr		Class A common	31	(2)	*	10.7%
		Class B common	333,250		11.0%
		Preferred	—		*
Richard Frank		Class A common	—		*	*
		Class B common	—		*
		Preferred	—		*
Alexandra Quatri		Class A common	—		*	*
		Class B common	—		*
		Preferred	—		*
DIRECTORS
Lawrence Alexander	Director	Class A common	1		*	*
		Class B common	—		*
		Preferred	—		*
Charles Stith Keiser	Director	Class A common	10		*	69.2%
		Class B common	2,150,000	(3)	71.2%
		Preferred	—		*

Name and Address of Beneficial Owner(1)	Title	Class of Voting Stock Beneficially Owned	Number of Shares Beneficially Owned	% Owned	Total Combined % Voting
Peter Lau(5)	Former Director	Class A common	—	*	17.3%
		Class B common	537,500	17.8%
		Preferred	—	*
Dr. Thomas-Mackey	Director	Class A common	2	*	*
		Class B common	—	*
		Preferred	—	*
John Suprock(6)	Former Director	Class A common	—	*	*
		Class B common	—	*
		Preferred	—	*
Timothy Watters	Director	Class A common	—	*	*
		Class B common	—	*
		Preferred	—	*
Name and Address of Beneficial Owner(1)	Title	Class of Voting Stock Beneficially Owned	Number of Shares Beneficially Owned	% Voting	Total Combined % Voting
5% OWNERS
Wilderness Trace Veterinary Partners, LLC(4)		Class A common	—	*	69.2%
		Class B common	2,150,000	71.2%
		Series A preferred	—	*

____________

*        Represents ownership of less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals is 780 Lynnhaven Parkway, Suite 400, Virginia Beach, Virginia 23452.

(2)      Includes a warrant for 31 shares of Class A common stock. The warrant was issued effective as of January 1, 2023 and is exercisable at any time and from time to time by the holder for a period of five (5) years from January 1, 2023 at an exercise price per share equal to $6,000.00, subject to adjustment for subsequent stock splits, stock combinations, stock dividends, and recapitalizations.

(3)      Beneficially owned by Wilderness Trace Veterinary Partners, LLC, which is controlled by Charles Stith Keiser, the Company’s director.

(4)      Wilderness Trace Veterinary Partners, LLC is 100% owned and controlled by Charles Stith Keiser, the Company’s director.

(5)      Mr. Lau declined to stand for re-election at the annual meeting of stockholders of the Company held on October 9, 2024.

(6)      Mr. Suprock declined to stand for re-election at the annual meeting of stockholders of the Company held on October 9, 2024.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements. Forward-looking statements are based upon our current assumptions, expectations and beliefs concerning future developments and their potential effect on our business. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “approximately,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although the absence of these words does not necessarily mean that a statement is not forward-looking. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by any forward-looking statements.

We cannot predict all of the risks and uncertainties. Accordingly, such information should not be regarded as representations that the results or conditions described in such statements or that our objectives and plans will be achieved and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. These forward-looking statements are found at various places throughout this Information Statement and include information concerning possible or assumed future results of our operations, including statements about securities offering; potential acquisition or merger targets; business strategies; future cash flows; financing plans; plans and objectives of management; any other statements regarding future acquisitions, future cash needs, future operations, business plans and future financial results, and any other statements that are not historical facts.

All forward-looking statements speak only as of the date of this Information Statement. We undertake no obligation to update any forward-looking statements or other information contained herein. Shareholders and potential investors should not place undue reliance on these forward-looking statements. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements in this report are reasonable, we cannot assure stockholders and potential investors that these plans, intentions or expectations will be achieved.

These forward-looking statements represent our intentions, plans, expectations, assumptions ‘and beliefs about future events and are subject to risks, uncertainties and other factors. Many of those factors are outside of our control and could cause actual results to differ materially from the results expressed or implied by those forward-looking statements. Considering these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than we have described. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Information Statement. All subsequent written and oral forward-looking statements concerning other matters addressed in this Information Statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein.

Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly and without charge, upon written or oral request, a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered. Security holders sharing an address and receiving a single copy may send a request to receive separate information statements and similar future documents to the Company at the following address: Inspire Veterinary Partners, Inc., 780 Lynnhaven Parkway, Suite 400, Virginia Beach, Virginia 23452 or by calling (757) 734-5464.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

We file reports with the SEC. These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to the Exchange Act. You may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

THIS INFORMATION STATEMENT IS DATED MAY 22, 2025. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

You should rely only on the information provided in this Information Statement. We have not authorized any person to provide information other than that provided herein.

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Class A Common Stock.

By order of the Board of Directors

May 22, 2025

Important Notice Regarding the Availability of Information Statement Materials

INSPIRE VETERINARY PARTNERS, INC. 780 Lynnhaven Parkway Suite 400 Virginia Beach Virginia 23452

You are receiving this communication because you hold securities in Inspire Veterinary Partners, Inc. (“Inspire” or the “Company”). Inspire has released an information statement on Schedule 14C (the “Information Statement”) regarding the approval the potential issuance of the shares of Common Stock underlying the Series A and Series B warrants issued in the Company’s March 2025 registered direct offering, to the extent necessary, as required by and in accordance with Nasdaq Listing Rule 5635(d) where the maximum number of shares of Class A Common Stock issued may exceed 20% of the Company’s issued and outstanding capital stock.

In accordance with the Company’s Amended and Restated Articles of Incorporation and Second Amended and Restated By-Laws, holders of a majority of the issued and outstanding voting securities of the Company have approved the Share Issuance by written consent dated March 25, 2025.

The Information Statement is available for your review.
The Information Statement is being made available for your review in lieu of notice of a meeting of stockholders pursuant to Section 78.320(3) of the Nevada Revised Statutes (the “NRS”).

This notice provides instructions on how to access the INSPIRE VETERINARY PARTNERS, INC. materials for informational purposes only. It is not a form for voting and presents only an overview of the Information Statement regarding the Amendment, which contains important information and is available, free of charge, on the Internet or by mail. We encourage you to access and review closely the Inspire Veterinary Partners, Inc. Information Statement.

WE ARE NOT ASKING YOU FOR YOUR PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY IN CONNECTION WITH THIS ACTION

You may view the Information Statement online at www.inspirevet.com/investors/sec-filings/ or request a paper or e-mail copy (see reverse side). Please make your request for a paper copy on or before May 22, 2025 to facilitate timely delivery.

See the reverse side for instructions on how to access materials.

— How to Access the Materials —
Materials Available to VIEW or RECEIVE:
Information Statement
How to View Online:

Visit: www.inspirevet.com/investors/sec-filings/ and click on the link that reads, “DEF 14C” under the heading, “Form Type” or on the website hosted by the U.S. Securities and Exchange Commission at: www.sec.gov.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY TELEPHONE:	(757) 734-5464
2) BY E-MAIL:	Mwood@inspirevet.com
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

THIS NOTICE WILL ENABLE YOU TO ACCESS
MATERIALS FOR INFORMATIONAL PURPOSES ONLY